BRIGHTHOUSE FUNDS TRUST II
SUPPLEMENT DATED DECEMBER 16, 2025
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 28, 2025, AS SUPPLEMENTED
BlackRock Capital Appreciation Portfolio
Effective immediately, Reid Menge and Sally Du, will serve as portfolio managers of BlackRock Capital Appreciation Portfolio (the “Portfolio”). As of September 30, 2025, Ms. Du and Mr. Menge did not beneficially own any equity securities of the Portfolio. Effective immediately, Mr. Ruvinsky and Ms. Bottinelli will no longer serve as portfolio managers of the Portfolio. Effective immediately, all references to Mr. Ruvinsky and Ms. Bottinelli in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio are deleted. The following changes are made to the Summary Prospectus, Prospectus and SAI of the Portfolio.
Effective immediately, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:
Portfolio Managers.
Reid Menge, Managing Director of BlackRock, Inc., has managed the Portfolio since November 2025. Sally Du, CFA, Director of BlackRock, Inc., has managed the Portfolio since November 2025.
Effective immediately, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the following paragraph is added following the ninth paragraph of the section:
Reid Menge, a Managing Director of BlackRock, Inc. since 2023 and previously a Director of BlackRock, Inc. from 2020 to 2022, has managed the Portfolio since November 2025. Sally Du, CFA, a Director of BlackRock since 2019, has managed the Portfolio since November 2025.
Effective immediately, in the Portfolio’s “Other Accounts Managed” table in Appendix C of the SAI, footnote 1 is added with respect to Sally Du and Reid Menge. In addition, the following information with respect to Ms. Du and Mr. Menge is added immediately following the information included therein with respect to Mr. Pensky:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Sally Du, CFA[1], BlackRock Capital Appreciation Portfolio	Registered Investment Companies	12	$21,390,000,000	0	N/A
	Other Pooled Investment Vehicles	8	$7,210,000,000	0	N/A
	Other Accounts	0	N/A	0	N/A
Reid Menge[1], BlackRock Capital Appreciation Portfolio	Registered Investment Companies	16	$38,850,000,000	0	N/A
	Other Pooled Investment Vehicles	7	$21,770,000,000	0	N/A
	Other Accounts	3	$264,700,000	0	N/A
1 Other accounts managed information is as of September 30, 2025.

Effective immediately, in the section with respect to BlackRock Capital Appreciation Portfolio entitled “Material Conflicts of Interest” in Appendix C of the SAI, the last three sentences in the first paragraph are deleted in their entirety and replaced with the following:
Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the fund. It should also be noted that Ms. Chen and Messrs. Brownback, Delbos, Garfin, Mehta, Menge, Rieder and Summers may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Chen and Messrs. Brownback, Delbos, Garfin, Mehta, Menge, Rieder and Summers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
Effective immediately, the sub-section entitled “Compensation – Discretionary Incentive Compensation – Ms. Bottinelli and Mr. Ruvinsky” in Appendix C of the SAI, is deleted in its entirety and replaced with the following:
Discretionary Incentive Compensation – Ms. Du and Mr. Menge
Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determines the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager	Benchmark
Sally Du	S&P 500 Index; ICE BofA US 3-month Treasury Bill Index; Russell 1000.
Reid Menge	MSCI ACWI 25% Call Overwrite Index; MSCI All Country World Index (Net Total Return); MSCI All Country World Information Technology - Net Return in USD.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Effective immediately, the second sentence of the sub-section entitled “Compensation – Other Compensation Benefits – Incentive Savings Plans” in Appendix C of the SAI, is deleted in its entirety and replaced with the following:
The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025).
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE